UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: December 31, 2016

ITEM 1. SCHEDULE OF INVESTMENTS

PORTFOLIO OF INVESTMENTS – as of December 31, 2016 (Unaudited)

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 93.1% of Net Assets
	ABS Car Loan – 3.7%
$8,597,000	Ally Master Owner Trust, Series 2014-4, Class A2, 1.430%, 6/17/2019	$8,602,078
1,100,090	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.790%, 3/08/2019	1,101,460
3,060,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C, 2.180%, 6/08/2020	3,079,097
1,969,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.920%, 11/08/2019	1,975,391
4,262,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/08/2020	4,313,231
2,438,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020	2,460,267
16,421,000	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class C, 2.510%, 1/08/2021	16,590,396
7,135,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class B, 2.110%, 1/08/2021	7,151,064
4,495,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class C, 2.880%, 7/08/2021	4,543,396
1,950,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	1,951,996
1,535,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	1,530,518
3,900,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A, 2.970%, 2/20/2020, 144A	3,940,351
2,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A	1,984,784
11,955,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	11,929,268
15,005,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/2022, 144A	14,693,336
8,661,581	CPS Auto Receivables Trust, Series 2015-A, Class A, 1.530%, 7/15/2019, 144A	8,664,237
6,638,263	CPS Auto Receivables Trust, Series 2015-B, Class A, 1.650%, 11/15/2019, 144A	6,642,086
14,384,000	CPS Auto Receivables Trust, Series 2015-C, Class C, 3.420%, 8/16/2021, 144A	14,484,077
104,656	Credit Acceptance Auto Loan Trust, Series 2014-1A, Class A, 1.550%, 10/15/2021, 144A	104,651
10,986,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class B, 2.670%, 9/15/2022, 144A	11,030,230
2,000,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class A, 2.000%, 7/15/2022, 144A	2,003,596
7,515,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	7,506,616
8,230,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	8,165,550
3,500,000	Drive Auto Receivables Trust, Series 2016-BA, Class B, 2.560%, 6/15/2020, 144A	3,520,619
7,260,000	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	7,314,794
10,142,280	DT Auto Owner Trust, Series 2014-3A, Class C, 3.040%, 9/15/2020, 144A	10,199,004

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	ABS Car Loan – continued
$4,825,000	Exeter Automobile Receivables Trust, Series 2014-3A, Class B, 2.770%, 11/15/2019, 144A	$4,836,427
4,661,334	Exeter Automobile Receivables Trust, Series 2015-1A, Class A, 1.600%, 6/17/2019, 144A	4,663,583
3,810,642	Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 2.350%, 7/15/2020, 144A	3,824,201
7,233,697	First Investors Auto Owner Trust, Series 2014-3A, Class A3, 1.670%, 11/16/2020, 144A	7,236,880
955,415	Flagship Credit Auto Trust, Series 2014-2, Class A, 1.430%, 12/16/2019, 144A	955,290
9,425,055	Flagship Credit Auto Trust, Series 2016-1, Class A, 2.770%, 12/15/2020, 144A	9,495,418
10,653,000	Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.330%, 11/15/2019	10,706,276
3,075,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.130%, 8/17/2020	3,086,253
3,369,000	Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.600%, 11/16/2020	3,396,178
6,922,000	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/2020	6,975,317

		220,657,916

	ABS Credit Card – 0.4%
463,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	475,581
11,115,000	World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/2025	10,886,265
12,265,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023	12,161,768

		23,523,614

	ABS Home Equity – 1.4%
6,505,000	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	6,699,582
19,086,917	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	19,027,463
4,211,691	Colony American Homes, Series 2014-1A, Class A, 2.136%, 5/17/2031, 144A(b)	4,207,967
127,524	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	129,269
7,801,511	Home Partners of America Trust, Series 2016-1, Class A, 2.386%, 3/17/2033, 144A(b)	7,856,600
9,643,570	Mill City Mortgage Trust, Series 2015-2, Class A1, 3.000%, 9/25/2057, 144A(b)	9,703,377
5,728,049	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(b)	5,702,162
15,951,117	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(b)	15,946,828
11,579,496	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(b)	11,555,334

		80,828,582

	ABS Other – 1.1%
9,162,795	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	9,174,807
932,247	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	932,631

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	ABS Other – continued
$19,255,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	$19,391,657
13,980,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	14,133,732
15,600,000	OneMain Financial Issuance Trust, Series 2016-2A, Class A, 4.100%, 3/20/2028, 144A	15,904,138
6,859,000	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	6,547,500

		66,084,465

	ABS Student Loan – 0.1%
900,441	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	911,053
2,940,667	SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.550%, 8/27/2029, 144A	2,950,877

		3,861,930

	Aerospace & Defense – 0.3%
921,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	865,740
11,912,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	11,840,528
3,635,000	Textron, Inc., 3.875%, 3/01/2025	3,654,982

		16,361,250

	Airlines – 0.1%
2,686,471	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	2,755,621
825,940	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	871,367

		3,626,988

	Automotive – 2.7%
642,000	American Axle & Manufacturing, Inc., 5.125%, 2/15/2019	648,420
1,285,000	Ford Motor Credit Co. LLC, 2.375%, 1/16/2018	1,290,737
4,742,000	Ford Motor Credit Co. LLC, 2.375%, 3/12/2019	4,739,188
7,612,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	7,910,619
27,688,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	30,362,135
16,412,000	Ford Motor Credit Co. LLC, 5.875%, 8/02/2021	18,124,887
5,392,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017(c)	5,556,089
12,241,000	General Motors Co., 5.000%, 4/01/2035	11,936,481
9,252,000	General Motors Co., 5.200%, 4/01/2045	8,918,114
29,179,000	General Motors Co., 6.250%, 10/02/2043	32,256,772
3,195,000	General Motors Financial Co., Inc., 3.250%, 5/15/2018	3,236,861

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Automotive – continued
$7,878,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018(c)	$8,362,883
1,304,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	1,298,054
22,752,000	Hyundai Capital America, 3.000%, 10/30/2020, 144A	22,753,934
4,290,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	4,333,269

		161,728,443

	Banking – 8.2%
29,883,000	Ally Financial, Inc., 3.750%, 11/18/2019	30,010,899
20,616,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	20,658,675
16,016,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	16,463,791
12,367,000	Bangkok Bank PCL, 2.750%, 3/27/2018, 144A	12,446,285
34,130,000	Bangkok Bank PCL, 3.300%, 10/03/2018, 144A	34,755,944
6,608,000	Bank of America Corp., 2.650%, 4/01/2019	6,677,807
2,415,000	Bank of America Corp., 5.650%, 5/01/2018	2,530,345
47,520,000	Bank of America Corp., MTN, 5.000%, 5/13/2021(c)	51,751,086
4,199,000	Bank of America Corp., MTN, 6.875%, 4/25/2018	4,463,159
53,636,000	Barclays PLC, 2.875%, 6/08/2020	53,241,239
25,327,000	BBVA Banco Continental S.A., 3.250%, 4/08/2018, 144A	25,516,953
15,481,000	Citigroup, Inc., 2.500%, 9/26/2018	15,629,076
27,055,000	Citigroup, Inc., 4.050%, 7/30/2022	28,001,492
11,836,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	12,089,432
14,867,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	16,713,704
13,448,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	16,606,223
8,819,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	8,917,156
8,713,000	JPMorgan Chase & Co., 4.350%, 8/15/2021	9,321,124
26,997,000	JPMorgan Chase & Co., 4.500%, 1/24/2022(c)	29,114,402
1,985,000	KEB Hana Bank, 4.250%, 6/14/2017, 144A	2,005,229
3,955,000	Lloyds Banking Group PLC, 3.100%, 7/06/2021	4,008,163
7,781,000	Morgan Stanley, 3.700%, 10/23/2024	7,873,687
19,598,000	Morgan Stanley, 5.750%, 1/25/2021	21,745,471

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Banking – continued
$12,550,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	$13,907,119
21,770,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	22,326,659
4,977,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,263,317
9,123,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	8,942,912

		480,981,349

	Building Materials – 0.2%
3,965,000	CRH America, Inc., 3.875%, 5/18/2025, 144A	4,037,314
8,563,000	Owens Corning, 4.200%, 12/01/2024	8,771,766

		12,809,080

	Cable Satellite – 1.0%
7,651,000	DISH DBS Corp., 5.000%, 3/15/2023	7,612,745
7,838,000	DISH DBS Corp., 5.875%, 11/15/2024	8,065,302
15,585,000	Time Warner Cable LLC, 4.500%, 9/15/2042	14,114,649
3,939,000	Time Warner Cable LLC, 5.500%, 9/01/2041	4,004,431
2,648,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,823,946
8,447,000	Time Warner Cable LLC, 6.550%, 5/01/2037	9,562,443
2,013,000	Time Warner Cable LLC, 6.750%, 6/15/2039	2,340,276
8,500,000	Virgin Media Finance PLC, 5.750%, 1/15/2025, 144A	8,521,250
1,190,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	1,236,112

		58,281,154

	Chemicals – 1.4%
28,349,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A(c)	28,561,617
3,566,000	Methanex Corp., 3.250%, 12/15/2019	3,511,034
14,107,000	Methanex Corp., 5.250%, 3/01/2022	14,548,930
7,727,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A	6,886,689
11,165,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A(c)	10,941,700
7,585,000	PolyOne Corp., 5.250%, 3/15/2023	7,698,775
4,402,000	RPM International, Inc., 3.450%, 11/15/2022	4,364,983
3,558,000	RPM International, Inc., 6.125%, 10/15/2019	3,907,275

		80,421,003

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Collateralized Mortgage Obligations – 1.6%
$5,000,000	Federal Home Loan Mortgage Corp., REMIC, Series 3654, Class DC, 5.000%, 4/15/2030	$5,639,268
654,606	Government National Mortgage Association, Series 2010-H20, Class AF, 0.860%, 10/20/2060(b)	647,510
503,482	Government National Mortgage Association, Series 2010-H24, Class FA, 0.880%, 10/20/2060(b)	498,108
463,424	Government National Mortgage Association, Series 2011-H06, Class FA, 0.980%, 2/20/2061(b)	460,398
5,179,768	Government National Mortgage Association, Series 2012-H12, Class FA, 1.080%, 4/20/2062(b)	5,163,722
678,613	Government National Mortgage Association, Series 2012-H18, Class NA, 1.050%, 8/20/2062(b)	676,364
5,544,042	Government National Mortgage Association, Series 2012-H27, Class FA, 0.930%, 10/20/2062(b)	5,495,760
3,025,666	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063	3,014,427
4,906,097	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062	4,887,620
1,755,002	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063	1,739,741
17,673,560	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063	17,841,629
24,689,316	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063	24,835,450
24,483,532	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	24,014,415

		94,914,412

	Consumer Products – 0.1%
3,495,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,806,226

	Diversified Manufacturing – 0.6%
1,158,000	Crane Co., 6.550%, 11/15/2036	1,346,554
5,426,000	EnerSys, 5.000%, 4/30/2023, 144A	5,480,260
32,297,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	30,052,358

		36,879,172

	Electric – 0.9%
3,315,000	Enel Americas S.A., 4.000%, 10/25/2026	3,164,764
3,364,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	3,363,616
11,961,000	FirstEnergy Corp., 2.750%, 3/15/2018	12,069,654
17,247,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	17,341,393
6,362,000	Talen Energy Supply LLC, 6.500%, 6/01/2025	4,914,645
8,413,000	Transelec S.A., 4.250%, 1/14/2025, 144A	8,442,008

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Electric – continued
$4,380,000	Transelec S.A., 4.625%, 7/26/2023, 144A	$4,546,510

		53,842,590

	Finance Companies – 3.0%
22,922,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.750%, 5/15/2019	23,351,787
3,320,000	Aircastle Ltd., 5.000%, 4/01/2023	3,386,400
5,092,000	Aircastle Ltd., 5.500%, 2/15/2022	5,397,520
15,869,000	International Lease Finance Corp., 5.875%, 4/01/2019	16,852,561
2,365,000	International Lease Finance Corp., 5.875%, 8/15/2022	2,566,025
16,190,000	International Lease Finance Corp., 6.250%, 5/15/2019	17,404,250
4,110,000	iStar, Inc., 5.000%, 7/01/2019	4,125,413
22,680,000	iStar, Inc., 6.500%, 7/01/2021	23,360,400
4,475,000	Navient Corp., 5.875%, 3/25/2021	4,642,813
116,000	Navient Corp., Series A, MTN, 5.000%, 6/15/2018	116,000
9,859,000	Navient LLC, MTN, 5.500%, 1/15/2019	10,228,712
14,327,000	Navient LLC, MTN, 8.000%, 3/25/2020	15,894,374
13,509,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	13,137,502
39,143,000	Springleaf Finance Corp., 5.250%, 12/15/2019	39,436,572

		179,900,329

	Financial Other – 0.2%
15,649,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	14,592,693

	Food & Beverage – 0.3%
3,490,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,648,795
12,096,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	12,549,600
1,230,000	Sigma Alimentos S.A. de CV, 6.875%, 12/16/2019, 144A	1,364,070

		17,562,465

	Government Owned—No Guarantee – 3.6%
2,355,000	Abu Dhabi National Energy Co. PJSC, 2.500%, 1/12/2018, 144A	2,357,317
7,757,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	8,008,606
15,316,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	16,846,068
18,618,000	OCP S.A., 5.625%, 4/25/2024, 144A	19,250,900

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Government Owned—No Guarantee – continued
$7,355,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	$7,198,706
1,290,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	1,242,064
2,862,000	Ooredoo International Finance Ltd., 7.875%, 6/10/2019, 144A	3,219,779
38,432,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A	35,360,476
2,820,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	2,854,830
8,632,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	6,380,774
27,590,000	Petrobras Global Finance BV, 6.850%, 6/05/2115	22,347,900
8,037,000	Petroleos Mexicanos, 3.125%, 1/23/2019	7,968,686
1,168,000	Petroleos Mexicanos, 3.500%, 7/18/2018	1,178,512
10,557,000	Petroleos Mexicanos, 3.500%, 7/23/2020	10,332,664
6,246,000	Petroleos Mexicanos, 5.500%, 1/21/2021	6,425,573
5,705,000	Petroleos Mexicanos, 6.375%, 2/04/2021, 144A	6,075,825
13,955,000	Tennessee Valley Authority, 3.500%, 12/15/2042	13,609,753
22,103,000	Tennessee Valley Authority, 4.250%, 9/15/2065	22,753,270
6,401,000	Tennessee Valley Authority, 4.875%, 1/15/2048	7,367,814
10,957,000	Tennessee Valley Authority, 5.250%, 9/15/2039	13,761,926

		214,541,443

	Health Insurance – 0.6%
14,815,000	Centene Corp., 4.750%, 1/15/2025	14,463,144
13,170,000	Centene Corp., 5.625%, 2/15/2021	13,846,938
6,240,000	Molina Healthcare, Inc., 5.375%, 11/15/2022	6,333,600

		34,643,682

	Healthcare – 0.7%
16,381,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	16,299,095
3,030,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	3,120,900
3,089,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,336,960
9,682,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	9,730,410
9,084,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	9,197,550

		41,684,915

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Home Construction – 0.1%
$4,031,000	Toll Brothers Finance Corp., 4.875%, 11/15/2025	$3,960,458

	Hybrid ARMs – 0.0%
101,883	FNMA, 2.422%, 2/01/2037(b)	106,434

	Independent Energy – 2.2%
8,635,000	Anadarko Petroleum Corp., 6.600%, 3/15/2046	10,650,055
14,900,000	Concho Resources, Inc., 4.375%, 1/15/2025	14,870,349
4,885,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	4,420,925
6,780,000	Newfield Exploration Co., 5.375%, 1/01/2026	6,912,888
10,499,000	Newfield Exploration Co., 5.750%, 1/30/2022	11,063,321
13,888,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	14,582,400
13,612,000	QEP Resources, Inc., 5.250%, 5/01/2023	13,646,030
8,462,000	QEP Resources, Inc., 5.375%, 10/01/2022	8,483,155
10,701,000	Range Resources Corp., 5.000%, 8/15/2022, 144A	10,634,119
12,878,000	SM Energy Co., 5.000%, 1/15/2024	12,137,515
16,006,000	SM Energy Co., 6.125%, 11/15/2022	16,206,075
1,086,000	SM Energy Co., 6.500%, 11/15/2021	1,107,720
4,026,000	SM Energy Co., 6.500%, 1/01/2023	4,091,422

		128,805,974

	Industrial Other – 0.6%
5,919,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	6,483,140
5,780,000	CBRE Services, Inc., 5.000%, 3/15/2023	5,962,590
9,275,000	CK Hutchison International 16 Ltd., 2.750%, 10/03/2026, 144A	8,620,575
5,859,000	Ferreycorp SAA, 4.875%, 4/26/2020, 144A	5,859,000
9,650,000	President and Fellows of Harvard College, 3.300%, 7/15/2056	8,486,557

		35,411,862

	Integrated Energy – 0.4%
23,545,000	Shell International Finance BV, 3.750%, 9/12/2046	21,664,814

	Lodging – 0.0%
1,825,000	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/2024, 144A	1,895,719

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Media Entertainment – 0.7%
63,720,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	$2,282,490
30,499,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	32,995,343
5,638,000	Viacom, Inc., 5.250%, 4/01/2044	5,129,120

		40,406,953

	Metals & Mining – 1.6%
14,724,000	Anglo American Capital PLC, 4.875%, 5/14/2025, 144A	14,926,455
11,941,000	ArcelorMittal, 7.750%, 3/01/2041	12,717,165
4,470,000	ArcelorMittal, 8.000%, 10/15/2039	4,905,110
14,896,000	Freeport-McMoRan, Inc., 2.375%, 3/15/2018	14,784,280
12,627,000	Freeport-McMoRan, Inc., 3.550%, 3/01/2022	11,743,110
5,097,000	Freeport-McMoRan, Inc., 6.875%, 2/15/2023, 144A	5,351,850
11,203,000	Goldcorp, Inc., 2.125%, 3/15/2018	11,197,768
17,654,000	Southern Copper Corp., 5.875%, 4/23/2045	17,331,391

		92,957,129

	Midstream – 1.5%
6,770,000	AmeriGas Partners LP/AmeriGas Finance Corp., 5.500%, 5/20/2025	6,837,700
6,169,000	Energy Transfer Partners LP, 5.950%, 10/01/2043	6,357,938
9,022,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	9,747,089
1,578,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	1,709,869
10,668,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	10,915,530
3,442,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,583,807
4,861,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	5,177,821
15,639,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	17,165,538
13,236,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	14,026,189
331,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 4/15/2023	341,757
7,745,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	8,519,949
6,225,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.250%, 1/15/2025	6,357,281

		90,740,468

	Mortgage Related – 12.0%
3,164,372	FHLMC, 3.000%, 11/01/2042	3,163,082

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Mortgage Related – continued
$38,946,965	FHLMC, 3.500%, with various maturities from 2043 to 2045(d)	$40,036,518
20,287,054	FHLMC, 4.000%, with various maturities from 2044 to 2046(d)	21,390,892
13,781,974	FHLMC, 4.500%, with various maturities from 2043 to 2046(d)	14,879,741
9,250	FHLMC, 5.500%, 12/01/2018	9,526
17,588	FHLMC, 6.000%, 6/01/2035	20,120
29,649,896	FNMA, 3.000%, with various maturities in 2045(d)	29,498,038
102,798,998	FNMA, 3.500%, with various maturities from 2042 to 2045(c)(d)	105,700,183
44,967,754	FNMA, 4.000%, with various maturities from 2041 to 2046(d)	47,431,116
23,051,972	FNMA, 4.500%, with various maturities from 2043 to 2046(d)	24,887,151
279,108	FNMA, 6.000%, with various maturities from 2017 to 2037(d)	318,083
27,362	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	31,089
51,544	FNMA, 7.000%, with various maturities in 2030(d)	57,132
35,757	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	40,638
145,050,000	FNMA (TBA), 4.000%, 2/01/2047(e)	152,288,336
660,842	GNMA, 2.472%, 9/20/2063(b)	693,176
158,662	GNMA, 4.127%, 1/20/2063	167,262
152,730	GNMA, 4.312%, 5/20/2063	161,451
192,920	GNMA, 4.424%, 7/20/2063	205,125
5,090,189	GNMA, 4.425%, 11/20/2066	5,513,217
4,777,582	GNMA, 4.476%, 10/20/2062	5,023,069
933,226	GNMA, 4.490%, 12/20/2062	982,324
5,185,347	GNMA, 4.491%, 2/20/2066	5,608,438
644,493	GNMA, 4.495%, 7/20/2063	685,770
976,663	GNMA, 4.520%, 8/20/2062	1,024,832
4,944,615	GNMA, 4.528%, 6/20/2066	5,377,624
4,825,595	GNMA, 4.531%, with various maturities from 2063 to 2064(d)	5,179,276
6,328,994	GNMA, 4.532%, with various maturities from 2062 to 2064(d)	6,791,933
3,605,388	GNMA, 4.541%, 6/20/2066	3,930,435

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Mortgage Related – continued
$3,141,615	GNMA, 4.544%, 1/20/2065	$3,384,011
2,549,575	GNMA, 4.545%, 2/20/2066	2,768,507
17,442,847	GNMA, 4.546%, 12/20/2061(c)	18,197,276
16,123,087	GNMA, 4.548%, with various maturities from 2062 to 2066(d)	17,222,562
18,042,073	GNMA, 4.552%, with various maturities from 2062 to 2063(d)	19,084,346
5,027,337	GNMA, 4.573%, 2/20/2065	5,417,185
6,318,406	GNMA, 4.578%, 10/20/2064	6,807,246
2,494,313	GNMA, 4.581%, 4/20/2066	2,715,046
2,351,559	GNMA, 4.592%, 6/20/2062	2,466,452
7,605,038	GNMA, 4.594%, 12/20/2064	8,207,121
493,229	GNMA, 4.596%, 8/20/2061	512,632
6,939,483	GNMA, 4.603%, 2/20/2065	7,499,094
1,500,948	GNMA, 4.607%, 6/20/2061	1,556,236
1,392,618	GNMA, 4.611%, 7/20/2062	1,462,261
3,805,056	GNMA, 4.614%, 3/20/2065	4,108,775
5,388,081	GNMA, 4.615%, 3/20/2066	5,884,260
2,120,969	GNMA, 4.618%, 10/20/2062	2,225,705
989,985	GNMA, 4.625%, 1/20/2064	1,065,120
3,602,122	GNMA, 4.644%, 1/20/2064	3,878,954
5,179,044	GNMA, 4.650%, 1/20/2061	5,337,104
6,345,748	GNMA, 4.658%, 5/20/2062	6,644,256
6,114,468	GNMA, 4.665%, 6/20/2064	6,611,406
731,835	GNMA, 4.666%, 5/20/2062	765,391
7,783,002	GNMA, 4.675%, 4/20/2062	8,147,928
318,085	GNMA, 4.678%, 3/20/2062	332,729
1,270,099	GNMA, 4.700%, with various maturities in 2061(d)	1,315,399
4,056,910	GNMA, 4.708%, 1/20/2064	4,391,336
448,873	GNMA, 5.500%, 4/15/2038	502,247

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Mortgage Related – continued
$89,796	GNMA, 6.000%, with various maturities from 2029 to 2038(d)	$103,342
75,885	GNMA, 6.500%, with various maturities from 2029 to 2032(d)	86,680
82,878	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	87,431
22,766	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	24,824
24,780	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	24,895
53,875,000	GNMA (TBA), 3.000%, 2/01/2047(e)	54,461,099
24,480,000	GNMA (TBA), 3.500%, 2/01/2047(e)	25,408,996

		709,803,429

	Non-Agency Commercial Mortgage-Backed Securities – 4.0%
113,345	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	113,275
258,852	Banc of America Commercial Mortgage Trust, Series 2007-2, Class A4, 5.638%, 4/10/2049(b)	258,657
1,014,636	Banc of America Commercial Mortgage Trust, Series 2007-3, Class A5, 5.377%, 6/10/2049	1,025,065
1,584,678	Barclays Commercial Mortgage Securities, Series 2015-SLP, Class A, 1.814%, 2/15/2028, 144A(b)	1,581,779
789,998	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.136%, 12/10/2049(b)	805,719
19,783,824	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.812%, 12/10/2049(b)	19,943,770
1,025,000	Commercial Mortgage Trust, Series 2010-C1, Class D, 6.139%, 7/10/2046, 144A(b)	1,103,888
15,135,000	Commercial Mortgage Trust, Series 2016-SAVA, Class A, 2.424%, 10/15/2034, 144A(b)	15,206,221
3,950,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 3.704%, 10/15/2034, 144A(b)	3,959,324
2,043,803	Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A4, 5.935%, 9/15/2039(b)	2,073,341
8,958,186	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)	9,086,211
5,589,668	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.062%, 2/15/2041(b)	5,702,767
3,052,113	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.685%, 11/10/2046, 144A(b)	3,192,590
1,091,832	GP Portfolio Trust, Series 2014-GPP, Class A, 1.654%, 2/15/2027, 144A(b)	1,094,205
3,181,000	GP Portfolio Trust, Series 2014-GPP, Class D, 3.454%, 2/15/2027, 144A(b)	3,159,960
8,387,654	Greenwich Capital Commercial Mortgage Trust, Series 2007-GG11, Class A4, 5.736%, 12/10/2049	8,507,656
23,971,683	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.793%, 8/10/2045(b)	24,120,950
6,637,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.400%, 8/10/2044, 144A(b)	7,094,048
11,541,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-PHH, Class A, 1.904%, 8/15/2027, 144A(b)(c)	11,554,376

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Agency Commercial Mortgage-Backed Securities – continued
$1,653,110	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716%, 2/15/2051	$1,690,116
1,023,085	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A4, 5.713%, 2/12/2049(b)	1,029,234
5,126,216	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.753%, 6/15/2049(b)	5,157,108
94,238	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	94,262
3,811,662	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.700%, 7/15/2031, 144A(b)	3,815,624
3,968,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, 2.060%, 7/15/2031, 144A(b)	3,983,190
2,205,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class C, 2.639%, 7/15/2031, 144A(b)	2,175,278
1,679,136	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	1,682,541
10,038,519	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)	10,061,981
8,719,229	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 6.852%, 8/12/2049(b)	8,825,092
3,721,959	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	3,796,183
1,489,865	Morgan Stanley Capital I Trust, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	1,518,800
3,307,787	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)	3,315,196
275,641	Morgan Stanley Capital I Trust, Series 2007-T27, Class A4, 5.643%, 6/11/2042(b)	278,762
905,830	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.275%, 1/11/2043(b)	938,483
6,177,597	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.793%, 8/15/2045, 144A(b)	6,200,289
9,847,000	Motel 6 Trust, Series 2015-MTL6, Class B, 3.298%, 2/05/2030, 144A	9,880,662
11,039,000	Motel 6 Trust, Series 2015-MTL6, Class C, 3.644%, 2/05/2030, 144A	11,070,586
7,018,000	SCG Trust, Series 2013-SRP1, Class B, 3.204%, 11/15/2026, 144A(b)	6,704,197
2,364,369	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	2,361,722
13,360,175	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.500%, 4/15/2047	13,428,575
2,267,624	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	2,284,033
9,412,653	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class D, 5.599%, 11/15/2043, 144A(b)	9,799,974
5,876,392	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.248%, 6/15/2044, 144A(b)	6,042,118

		235,717,808

	Oil Field Services – 1.2%
9,487,000	Ensco PLC, 4.500%, 10/01/2024	8,135,102

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Oil Field Services – continued
$7,342,000	Ensco PLC, 5.750%, 10/01/2044	$5,322,950
2,447,000	Nabors Industries, Inc., 4.625%, 9/15/2021	2,487,424
3,434,000	Nabors Industries, Inc., 5.000%, 9/15/2020	3,524,143
23,633,000	Nabors Industries, Inc., 5.100%, 9/15/2023	23,633,000
2,200,000	Nabors Industries, Inc., 5.500%, 1/15/2023, 144A	2,290,750
16,972,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A(f)(g)(h)	2,970,100
13,656,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A(f)(g)(h)	2,389,800
8,515,000	Rowan Cos., Inc., 4.750%, 1/15/2024	7,684,788
14,138,000	Rowan Cos., Inc., 4.875%, 6/01/2022	13,360,410

		71,798,467

	Paper – 0.9%
5,797,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	5,886,662
6,681,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	6,950,525
8,312,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	8,737,990
19,955,000	Suzano Austria GmbH, 5.750%, 7/14/2026, 144A	19,231,631
9,335,000	WestRock RKT Co., 4.000%, 3/01/2023	9,639,611
1,989,000	WestRock RKT Co., 4.900%, 3/01/2022	2,159,135

		52,605,554

	Pharmaceuticals – 0.3%
6,293,000	Biogen, Inc., 2.900%, 9/15/2020	6,373,261
734,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	609,220
10,383,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	7,787,250
2,760,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	2,139,000
3,418,000	VRX Escrow Corp., 5.375%, 3/15/2020, 144A	2,879,665

		19,788,396

	Property & Casualty Insurance – 0.1%
3,171,000	Willis Towers Watson PLC, 5.750%, 3/15/2021	3,465,037

	Refining – 1.7%
15,350,000	Phillips 66, 5.875%, 5/01/2042	18,175,244
23,660,000	Tesoro Corp., 4.750%, 12/15/2023, 144A	23,822,663

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Refining – continued
$29,916,000	Thai Oil PCL, 4.875%, 1/23/2043, 144A	$29,860,117
27,620,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	27,064,838

		98,922,862

	REITs—Mortgage – 0.1%
5,790,000	Starwood Property Trust, Inc., 5.000%, 12/15/2021, 144A	5,867,586

	Retailers – 1.8%
11,789,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	12,054,252
25,440,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	23,532,000
17,710,000	GameStop Corp., 5.500%, 10/01/2019, 144A	18,130,612
25,000,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A(c)	25,093,050
9,929,000	SACI Falabella, 3.750%, 4/30/2023, 144A	9,843,273
7,559,000	SACI Falabella, 4.375%, 1/27/2025, 144A	7,603,704
7,545,000	Wolverine World Wide, Inc., 5.000%, 9/01/2026, 144A	7,262,063

		103,518,954

	Sovereigns – 2.0%
3,475,000	Colombia Government International Bond, 4.000%, 2/26/2024	3,509,750
29,359,000	Colombia Government International Bond, 4.500%, 1/28/2026	30,239,770
31,370,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	29,739,513
19,065,000	Kingdom of Saudi Arabia, 4.500%, 10/26/2046, 144A	18,261,067
14,180,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)	12,499,670
12,065,000	Republic of Argentina, 7.500%, 4/22/2026, 144A	12,663,544
4,355,000	Republic of Argentina, 7.625%, 4/22/2046, 144A	4,357,221
8,015,000	Republic of Indonesia, 3.700%, 1/08/2022, 144A	8,064,132

		119,334,667

	Supranational – 0.0%
13,158,000	International Bank for Reconstruction & Development, 4.000%, 8/16/2018, (MXN)	610,147

	Technology – 2.5%
4,985,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 6/15/2024, 144A	5,534,237
7,920,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.100%, 7/15/2036, 144A	9,421,489
5,580,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.350%, 7/15/2046, 144A	6,870,587

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Technology – continued
$3,036,000	Dun & Bradstreet Corp. (The), 3.250%, 12/01/2017	$3,065,480
3,906,000	Equifax, Inc., 7.000%, 7/01/2037	4,717,483
11,850,000	Flextronics International Ltd., 4.750%, 6/15/2025	12,537,549
26,402,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	26,859,124
16,856,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	17,164,465
3,601,000	KLA-Tencor Corp., 3.375%, 11/01/2019	3,686,556
16,645,000	Micron Technology, Inc., 5.250%, 8/01/2023, 144A	16,707,419
10,996,000	Molex Electronic Technologies LLC, 2.878%, 4/15/2020, 144A	10,971,193
7,255,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	7,136,758
67,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	69,397
328,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	390,697
1,995,000	Tencent Holdings Ltd., 2.000%, 5/02/2017, 144A	1,995,740
6,786,000	Tencent Holdings Ltd., 3.375%, 3/05/2018, 144A	6,875,582
10,506,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	10,743,184

		144,746,940

	Tobacco – 0.5%
3,345,000	Reynolds American, Inc., 6.150%, 9/15/2043	4,036,154
17,913,000	Reynolds American, Inc., 7.250%, 6/15/2037	23,470,007

		27,506,161

	Treasuries – 23.8%
9,210,000(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	39,421,420
24,543,333(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(c)	115,452,106
438,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	8,300,348
883,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	18,891,981
5,810,000	U.S. Treasury Bond, 2.250%, 8/15/2046	4,885,164
9,195,000	U.S. Treasury Bond, 2.500%, 5/15/2046	8,171,339
24,430,000	U.S. Treasury Bond, 2.875%, 8/15/2045	23,509,111
17,063,100	U.S. Treasury Bond, 3.000%, 5/15/2045	16,832,475
439,300	U.S. Treasury Bond, 3.375%, 5/15/2044	465,847

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Treasuries – continued
$1,013,700	U.S. Treasury Bond, 3.625%, 2/15/2044	$1,123,583
110,830,306	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2042(i)	104,925,489
143,916,670	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(i)	135,417,095
60,658,119	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(i)	60,914,460
107,427,477	U.S. Treasury Inflation Indexed Bond, 1.375%, 2/15/2044(c)(i)	117,236,787
63,776,886	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2024(i)	62,654,094
11,986,548	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(i)	11,788,567
68,117,235	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(c)(i)	69,314,123
212,280,000	U.S. Treasury Note, 0.625%, 6/30/2018	210,944,971
38,430,000	U.S. Treasury Note, 0.750%, 2/28/2018	38,339,920
153,115,000	U.S. Treasury Note, 0.750%, 7/31/2018	152,295,529
72,575,000	U.S. Treasury Note, 0.750%, 8/31/2018	72,127,067
35,550,000	U.S. Treasury Note, 0.750%, 9/30/2018	35,309,753
97,895,000	U.S. Treasury Note, 2.250%, 12/31/2023	97,940,913

		1,406,262,142

	Wireless – 1.2%
1,424,000	American Tower Corp., 4.700%, 3/15/2022	1,520,644
19,694,000	Bharti Airtel International BV, 5.125%, 3/11/2023, 144A	20,525,953
20,973,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	20,683,426
14,383,000	SK Telecom Co. Ltd., 2.125%, 5/01/2018, 144A	14,381,432
3,055,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	3,836,897
11,565,000	Sprint Capital Corp., 6.875%, 11/15/2028	11,420,438

		72,368,790

	Wirelines – 1.7%
720,000	AT&T, Inc., 4.350%, 6/15/2045	641,543
6,549,000	AT&T, Inc., 4.500%, 3/09/2048	5,884,755
1,615,000	AT&T, Inc., 4.750%, 5/15/2046	1,530,082
6,927,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	6,736,507
21,936,000	Embarq Corp., 7.995%, 6/01/2036	20,565,000

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Wirelines – continued
$2,301,000	Frontier Communications Corp., 6.875%, 1/15/2025	$1,950,097
942,000	Frontier Communications Corp., 7.875%, 1/15/2027	779,505
8,485,000	Level 3 Financing, Inc., 5.375%, 1/15/2024	8,569,850
8,867,000	Level 3 Financing, Inc., 5.625%, 2/01/2023	9,088,675
5,000,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022, 144A	5,087,500
3,890,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	4,167,976
20,492,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	22,337,755
4,280,000	Verizon Communications, Inc., 2.450%, 11/01/2022	4,134,086
10,429,000	Verizon Communications, Inc., 2.625%, 2/21/2020	10,529,056

		102,002,387

	Total Bonds and Notes (Identified Cost $5,646,047,469)	5,491,802,839

Senior Loans – 1.7%
	Aerospace & Defense – 0.2%
3,460,660	TransDigm, Inc., 2016 Extended Term Loan F, 3.770%, 6/09/2023(b)	3,493,536
9,589,534	TransDigm, Inc., 2015 Term Loan E, 3.845%, 5/14/2022(j)	9,665,771

		13,159,307

	Automotive – 0.0%
270,683	KAR Auction Services, Inc., Term Loan B2, 4.188%, 3/11/2021(b)	272,714
1,487,781	Visteon Corp., Delayed Draw Term Loan B, 3.929%, 4/09/2021(j)	1,497,079

		1,769,793

	Cable Satellite – 0.1%
3,548,305	Charter Communications Operating LLC, Term Loan E, 3.020%, 7/01/2020(b)	3,563,101

	Consumer Products – 0.3%
15,220,000	Serta Simmons Bedding LLC, 1st Lien Term Loan, 11/08/2023(k)	15,376,918

	Food & Beverage – 0.2%
11,475,500	Aramark Services, Inc., USD Term Loan F, 3.498%, 2/24/2021(b)	11,571,780

	Leisure – 0.1%
3,270,000	AMC Entertainment, Inc., New Term Loan B, 3.511%, 12/15/2023(b)	3,300,248

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued
	Lodging – 0.1%
$6,781,591	Four Seasons Holdings, Inc., Term Loan B, 3.750%, 11/30/2023(b)	$6,854,222

	Media Entertainment – 0.1%
7,729,840	CBS Radio, Inc., Term Loan B, 4.500%, 10/17/2023(b)	7,797,476

	Midstream – 0.2%
6,263,000	Energy Transfer Equity LP, New Term Loan, 3.387%, 12/02/2019(b)	6,263,000
7,146,463	Energy Transfer Equity LP, 2015 Term Loan, 4.137%, 12/02/2019(b)	7,177,764

		13,440,764

	Restaurants – 0.1%
3,984,975	Yum! Brands, Inc., 1st Lien Term Loan B, 3.486%, 6/16/2023(b)	4,037,298

	Wirelines – 0.3%
8,300,000	Consolidated Communications, Inc., Term Loan B2, 10/05/2023(k)	8,341,500
11,729,000	Level 3 Financing, Inc., 2015 Term Loan B2, 3.500%, 5/31/2022(b)	11,860,951

		20,202,451

	Total Senior Loans (Identified Cost $99,989,949)	101,073,358

Shares
Preferred Stocks – 0.3%
	Cable Satellite – 0.3%
17,563,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(c)	18,441,150

	Finance Companies – 0.0%
5,310	SLM Corp., Series A, 6.970%	271,872

	Total Preferred Stocks (Identified Cost $18,439,947)	18,713,022

Principal Amount (‡)
Short-Term Investments – 10.8%
$78,380,000	Federal Home Loan Bank Discount Notes, 0.400%-0.480%, 01/06/2017 (l)	78,377,492
40,295,000	Federal Home Loan Bank Discount Notes, 0.300%-0.425%, 01/05/2017 (l)	40,294,154
88,320,000	Federal Home Loan Bank Discount Notes, 0.400%-0.510%, 01/31/2017 (l)	88,293,857
196,543	Repurchase Agreement with State Street Bank and Trust Company, dated 12/30/2016 at 0.000% to be repurchased at $196,543 on 1/03/2017 collateralized by $198,300 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $200,534 including accrued interest(m)	196,543

Principal Amount (‡)	Description	Value (†)
$419,553,984	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $419,555,382 on 1/03/2017 collateralized by $9,010,000 Federal Home Loan Bank, 2.640% due 2/22/2030 valued at $8,440,838; $12,535,000 Federal Farm Credit Bank, 3.120% due 3/14/2031 valued at $12,649,670; $45,730,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $44,469,635; $241,000,000 U.S. Treasury Note, 2.250% due 11/15/2025 valued at $237,673,718; $121,775,000 U.S. Treasury Inflation Indexed Note, 0.625% due 1/15/2026 valued at $124,712,944 including accrued interest(m)	$419,553,984
12,775,000	U.S. Treasury Bills, 0.443%, 01/05/2017(l)	12,774,744

	Total Short-Term Investments (Identified Cost $639,480,954)	639,490,774

	Total Investments – 105.9% (Identified Cost $6,403,958,319)(a)	6,251,079,993
	Other assets less liabilities – (5.9)%	(350,622,325)

	Net Assets – 100.0%	$5,900,457,668

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Senior loans are valued at bid prices supplied by an independent pricing service, if available.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of December 31, 2016, securities of the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets
$5,359,900	0.1%

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At December 31, 2016, the net unrealized depreciation on investments based on a cost of $6,433,226,853 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$39,683,294
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(221,830,154)

Net unrealized depreciation	$(182,146,860)

At September 30, 2016, the Fund had a long-term capital loss carryforward of $60,023,038 with no expiration date. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Variable rate security. Rate as of December 31, 2016 is disclosed.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.

(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	When-issued/delayed delivery. The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund take delivery of the security. No interest accrues to the Fund until the transaction settles. Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund’s had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Illiquid security.
(h)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2016, the value of these securities amounted to $5,359,900 or 0.1% of net assets.
(i)	Treasury Inflation Protected Security (TIPS).
(j)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2016.
(k)	Position is unsettled. Contract rate was not determined at December 31, 2016 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(m)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2016, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the value of Rule 144A holdings amounted to $1,414,884,850 or 24.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
PJSC	Private Joint-Stock Company
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

EUR	Euro
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	3/15/2017	Euro	12,144,000	$12,827,913	$169,203

[1]	Counterparty is Bank of America, N.A.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

• Level 1—quoted prices in active markets for identical assets or liabilities;

• Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

• Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes*	$—	$5,491,802,839	$—		$5,491,802,839
Senior Loans
Wirelines	—	11,860,951	8,341,500	(a)	20,202,451
All Other Senior Loans*	—	80,870,907	—		80,870,907

Total Senior Loans	—	92,731,858	8,341,500		101,073,358

Preferred Stocks*	271,872	18,441,150	—		18,713,022
Short-Term Investments	—	639,490,774	—		639,490,774

Total Investments	271,872	6,242,466,621	8,341,500		6,251,079,993

Forward Foreign Currency Contracts (unrealized appreciation)	—	169,203	—		169,203

Total	$271,872	$6,242,635,824	$8,341,500		$6,251,249,196

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Valued using broker-dealer bid prices.

For the period ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2016 and/or December 31, 2016:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016
Bonds and Notes
Non-Agency Commercial Mortgage-Backed Securities	$11,857,953	$—	$(15,421)	$27,065	$—	$(11,869,597)	$—	$—	$—	$—
Senior Loans
Wirelines	—	34	—	82,966	8,258,500	—	—	—	8,341,500	82,966

Total	$11,857,953	$34	$(15,421)	$110,031	$8,258,500	$(11,869,597)	$—	$—	$8,341,500	$82,966

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended December 31, 2016, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of December 31, 2016:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$169,203

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of December 31, 2016, the Fund did not hold any derivative positions subject to these provisions that are in a net liability position by counterparty.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2016:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$169,203	$—

These amounts include cash received as collateral by the Fund in the amount of $290,000.

Industry Summary at December 31, 2016 (Unaudited)

Treasuries	23.8%
Mortgage Related	12.0
Banking	8.2
Non-Agency Commercial Mortgage-Backed Securities	4.0
ABS Car Loan	3.7
Government Owned—No Guarantee	3.6
Finance Companies	3.0
Automotive	2.7
Technology	2.5
Independent Energy	2.2
Wirelines	2.0
Sovereigns	2.0
Other Investments, less than 2% each	25.4
Short-Term Investments	10.8

Total Investments	105.9
Other assets less liabilities (including forward foreign currency contracts)	(5.9)

Net Assets	100.0%

ITEM 2. CONTROLS AND PROCEDURES.

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS

(a)(1)	Certification for the Principal Executive Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

(a)(2)	Certification for the Principal Financial Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2017

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 22, 2017